SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: January 17, 2002


                        GLOBAL ASSETS AND SERVICES, INC.
                        --------------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


                             S.D.E. HOLDINGS 3 INC.
                             ----------------------
                     (Prior name of corporation pre-merger)


 NEVADA                       000-30145                 84-1529308
----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          pre-merger)
pre-merger)

FLORIDA                        33-41063-A              59-2960590
-----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


              3816 W. Linebaugh Avenue, Suite 200, Tampa, FL 33624
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 960-0557





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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

The Company is a successor registrant pursuant to Section 12(g) 3 of the Securities Exchange Act of 1934, by virtue of a statutory merger of the Parent, Global Assets & Services, Inc. a Florida corporation, and its wholly owned subsidiary, S.D.E. Holdings 3 Inc., a Nevada corporation, with Global Assets & Services, Inc. being the survivor. There was no change to the issued and outstanding shares of Global Assets & Services, Inc. and all shares of S.D.E. Holdings 3 Inc. were retired by virtue of the merger.

On December 20, 2001, Global Assets & Services, Inc. completed a Share Purchase Agreement with shareholders of S.D.E. Holdings 3 Inc. in which Global Assets & Services, Inc., a Florida corporation, acquired all 500,000 shares outstanding of the Registrant for the purposes of accomplishing a Merger of S.D.E. Holdings 3 Inc. and Global Assets & Services, Inc. The Merger was subsequently completed on December 20, 2001.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On December 20, 2001, Global Assets & Services, Inc. executed its Plan of Merger and Articles of Merger with S.D.E. Holdings 3 Inc. whereby it acquired 100% of the outstanding stock of S.D.E. Holdings 3 Inc. and merged with S.D.E. Holdings 3 Inc. All outstanding shares of S.D.E. Holdings 3 Inc. were retired in the merger. Global Assets & Service, Inc. is the surviving company.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.


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

ITEM 5.    OTHER EVENTS

               None.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

Directors from Global Assets & Services, Inc. now form the Board after the Merger of companies. Scott A. Deitler and Wesley F. Whiting have resigned as President and Secretary/Treasurer, respectively. The business experience of the Directors and Officers is disclosed herein.

THOMAS L. MC CRIMMON (age 58), President. Mr. McCrimmon has been involved in merger and acquisition work, SEC and management consulting to private and public companies from 1976 through 1983 as the founder and owner of Bay Business Consultants, a business brokerage and consulting firm. Mr. McCrimmon has been the President and founder of Florida Hi-Tech Capital, Inc., Tampa, Florida, a privately held financial management consulting firm since 1984 to present. From 1988 - April 2, 1990, Mr. McCrimmon was president of Paragon Acquisitions Group, Inc., a public company which acquired 100% interest in Sun Up Foods, Inc., Benton, Kentucky, a processor of citrus juice concentrate for resale to dairies nationwide. Mr. McCrimmon was President (1988 - March 1991) of Baystar Capital, Inc., a public shell company which merged with American Clinical Laboratories, Tampa, Florida. Mr. McCrimmon was President and a Director of Strategic Ventures, Inc. from 1991-2000. In 2000, Strategic acquired and merged with Internet Venture Group, Inc. and he remains as a Director to date.

BERTRAM E. CUTLER (age 75) Secretary. Mr. Cutler devotes as much time as necessary to the business of the Company and assists Mr. McCrimmon in the day to day operations of the Company, ongoing negotiations with regard to proposed mergers and other management matters. Mr. Cutler is a licensed insurance agent and from 1985 to 1996, served as President of C.D.R.I., Inc., a firm specializing in marketing programs of the securities and insurance industries. Previously, Mr. Cutler was co-founder and a consultant to Career Development Corporation, an executive search firm with offices in Atlanta and Washington, D.C. (1972-1985). From 1991 to 2000, he was Secretary and a Director of Strategic Ventures, Inc.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

           None


        Exhibits -

           10.1 Articles of Merger (Nevada)
           10.2 Articles of Merger (Florida)
           10.2 Plan of Merger

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 14, 2002                           GLOBAL ASSETS & SERVICES, INC.


                                                  By: /s/ Thomas McCrimmon
                                                  ---------------------------
                                                  Thomas McCrimmon, President